SIXTH AMENDMENT TO CREDIT AGREEMENT

This Sixth Amendment to Credit Agreement (the “Amendment”) is made as of June 20, 2009, by and between TORTOISE CAPITAL RESOURCES CORPORATION, a Maryland corporation (the “Borrower”); and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Bank”); and as the lender for Swingline Loans (in such capacity, the “Swingline Lender”), as agent for the Banks hereunder (in such capacity, the “Agent”), and as lead arranger hereunder (in such capacity, the “Lead Arranger”).  Capitalized terms used and not defined in this Amendment have the meanings given to them in the Credit Agreement referred to below.

Preliminary Statements

(a)           The Bank and the Borrower are parties to a Credit Agreement dated as of April 25, 2007, as amended by the First Amendment to Credit Agreement dated as of July 18, 2007, as further amended by the Second Amendment to Credit Agreement dated as of September 28, 2007, as further amended by the Third Amendment to Credit Agreement dated as of March 21, 2008, as further amended by the Fourth Amendment to Credit Agreement dated as of March 28, 2008, and as further amended by the Fifth Amendment to Credit Agreement dated as of March 20, 2009 (as so amended, and as the same may be further amended, renewed, restated, replaced, consolidated or otherwise modified from time to time, the “Credit Agreement”).

(b)           The Borrower has requested to renew and extend the term of the Credit Agreement for 60 days.

(c)           The Bank is willing to agree to the foregoing request, subject, however, to the terms, conditions, and agreements set for the below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Borrower agree as follows:

1.  Modification to Section 1.1 Definitions.  The definition of “Termination Date” as set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

“Termination Date” means August 20, 2009; provided, however, if such day is not a Business Day, the Termination Date shall be the immediately preceding Business Day.

2.  Decrease in Revolving Credit Facility.  The reference to “$25,000,000” in Section 2.1 of the Credit Agreement is hereby deleted and is hereby replaced with “$11,700,000”.

3.  Modification to Exhibit A.  Exhibit A as attached to the Credit Agreement is deleted and is hereby replaced with Exhibit A, attached to this Amendment.

4.  New Note.  Contemporaneously with the execution and delivery of this Amendment, the Borrower, as maker, shall execute and deliver a new revolving credit note, in the stated principal amount of $11,700,000, in favor of U.S. Bank National Association, as payee (the “New Note”), which New Note shall amend, restate and replace the Note dated as of March 20, 2009, from the Borrower, as maker, to U.S. Bank National Association, as payee, in the stated principal amount of $18,000,000 (the “Old Note”), and which New Note, as the same may be amended, renewed, restated, replaced or consolidated from time to time, shall be a “Revolving Credit Note” referred to in the Credit Agreement.

5.  Reaffirmation of Credit Documents.  The Borrower reaffirms its obligations under the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party or by which it is bound, and represents, warrants and covenants to the Bank, as a material inducement to the Bank to enter into this Amendment, that (a) the Borrower has no and in any event waives any, defense, claim or right of setoff with respect to its obligations under, or in any other way relating to, the Credit Agreement, as amended hereby, or any of the other Credit Documents to which it is a party, or the Bank’s actions or inactions in respect of any of the foregoing, and (b) all representations and warranties made by or on behalf of the Borrower in the Credit Agreement and the other Credit Documents are true and complete on the date hereof as if made on the date hereof.

6.  Conditions Precedent to Amendment.  Except to the extent waived in a writing signed by the Bank and delivered to the Borrower, the Bank shall have no duties under this Amendment until the Bank shall have received fully executed originals of each of the following, each in form and substance satisfactory to the Bank:

(a)  Amendment.  This Amendment;

(b)  New Note.  The New Note;

    (c)  Form U-1.  A Form U-1 for the Borrower whereby, among other things, (i) the maximum principal amount of Revolving Credit Loans that may be outstanding from time to time under the Credit Agreement is noted as being $11,700,000, and (ii) the Borrower concurs (and the Borrower does hereby concur) with the assessment of the market value of the margin stock or other investment property described in the attachment to such Form U-1 as of the date provided in such attachment;

    (d)  Secretary’s Certificate.  A certificate from the Secretary or Assistant Secretary of the Borrower certifying to the Bank that, among other things, (i) attached thereto as an exhibit is a true and correct copy of the resolutions of the board of directors of the Borrower authorizing the Borrower to enter into the transactions described in this Amendment and the execution, delivery and performance by the Borrower of such Credit Documents, (ii) the articles of incorporation and by-laws of the Borrower as delivered to the Agent pursuant to the Secretary’s Certificate dated April 25, 2007 from the Borrower’s secretary remain in full force and effect and have not been amended or otherwise modified or revoked, and (iii) attached thereto as exhibits are certificates of good standing, each of recent date, from the Secretary of State of Maryland and the Secretary of State of Kansas, certifying the good standing and authority of the Borrower in such states as of such dates; and

    (e)  Other Documents.  Such other documents as the Bank may reasonably request to further implement the provisions of this Amendment or the transactions contemplated hereby.

7.  No Other Amendments; No Waiver of Default.  Except as amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect and be binding on the parties in accordance with their respective terms.  By entering into this Amendment, the Bank is not waiving any Default or Event of Default which may exist on the date hereof.

8.  Expenses.  The Borrower agrees to pay and reimburse the Bank for all out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, delivery, operation, enforcement and administration of this Amendment, including the reasonable fees and expenses of counsel to the Bank.

9.  Affirmation of Security Interest.  The Borrower hereby confirms and agrees that any and all liens, security interests and other security or Collateral now or hereafter held by the Bank as security for payment and performance of the Notes and the Obligations are renewed hereby and carried forth to secure payment and performance of the Notes and the Obligations.  The Credit Documents are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

10.  Counterparts; Fax Signatures.  This Amendment and any documents contemplated hereby may be executed in one or more counterparts and by different parties thereto, all of which counterparts, when taken together, shall constitute but one agreement.  This Amendment and any documents contemplated hereby may be executed and delivered by facsimile or other electronic transmission and any such execution or delivery shall be fully effective as if executed and delivered in person.

11.  Governing Law.  This Amendment shall be governed by the same law that governs the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

K.S.A. §16-118 Required Notice.  This statement is provided pursuant to K.S.A. §16-118:  “THIS AMENDMENT TO CREDIT AGREEMENT IS A FINAL EXPRESSION OF THE AMENDMENT TO CREDIT AGREEMENT BETWEEN THE BANK (AS CREDITOR) AND THE BORROWER (AS DEBTOR) AND SUCH WRITTEN AMENDMENT TO CREDIT AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL AMENDMENT TO CREDIT AGREEMENT OR OF A CONTEMPORANEOUS ORAL AMENDMENT TO CREDIT AGREEMENT BETWEEN THE BANK AND THE BORROWER.”  THE FOLLOWING SPACE CONTAINS ANY NON-STANDARD TERMS, INCLUDING THE REDUCTION TO WRITING OF ANY PREVIOUS ORAL AMENDMENT TO CREDIT AGREEMENT:

NONE.

The creditor and debtor, by their respective initials or signatures below, confirm that no unwritten amendment to credit agreement exists between the parties:

Creditor:    CSH

Debtor:        TM

[signature page to follow]

        Sixth Amendment to Credit Agreement – Initial Page

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

TORTOISE CAPITAL RESOURCES CORPORATION,
the Borrower

By:/s/ Terry Matlack
       Name: Terry Matlack
       Title: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION,
as Agent and as the Bank

By: /s/ Colleen S. Hayes
      Name: Colleen S. Hayes
      Title: Vice President

Sixth Amendment to Credit Agreement – Signature Page

EXHIBIT A

(Banks and Commitments)

Bank	Revolving Credit Loan Commitment Amount	Swingline Loan Commitment Amount*	Bank’s Total Commitment Amount	Bank’s Pro-Rata Percentage**
U.S. Bank National Association	$11,700,000	$3,000,000	$11,700,000	1.000000000000

TOTALS:	$11,700,000	$3,000,000	$11,700,000	1.000000000000

*
As more particularly described in the Agreement, the Swingline Loan Commitment is a subcommitment under the Revolving Credit Loan Commitments.  Accordingly, extensions of credit under the Swingline Loan Commitment act to reduce, on a dollar-for-dollar basis, the amount of credit otherwise available under the Revolving Credit Loan Commitments.

Sixth Amendment to Credit Agreement – Exhibit A